EXHIBIT 99.2
- - ------------









                    CONCEPTUAL DESIGN AND RENDERING SYSTEM
             OPERATIONS OF EVANS & SUTHERLAND COMPUTER CORPORATION

                         INTERIM FINANCIAL STATEMENTS

                   FOR THE THREE MONTHS ENDED MARCH 31, 1995

                                  (UNAUDITED)

                     CONCEPTUAL DESIGN AND RENDERING SYSTEM

             OPERATIONS OF EVANS & SUTHERLAND COMPUTER CORPORATION

                                 BALANCE SHEET

                               Assets                     March 31, 1995
                               ------
                                                             (Unaudited)
                                                          --------------
Current assets:
  Accounts receivable                                        $ 1,014,948
  Inventories                                                     87,829
  Prepaid expenses                                                65,349
  Deferred tax assets                                             68,923
                                                             -----------

     Total current assets                                      1,237,049
                                                             -----------

Property and equipment, net                                    1,246,943
                                                             -----------

                                                             $ 2,483,992
                                                             ===========

                   Liabilities and Parent's Equity
                   -------------------------------

Current liabilities:
  Accounts payable                                           $   358,678
  Accrued expenses                                               181,641
  Deferred revenue                                               792,056
                                                             -----------

     Total current liabilities                                 1,332,375

  Deferred tax liability                                          68,923

  Parent's equity                                              1,082,694
                                                             -----------

                                                             $ 2,483,992
                                                             ===========

See accompanying notes to unaudited financial statements.

                     CONCEPTUAL DESIGN AND RENDERING SYSTEM

             OPERATIONS OF EVANS & SUTHERLAND COMPUTER CORPORATION

                            STATEMENT OF OPERATIONS

                                  (UNAUDITED)


                                              Three months ended March 31,
                                                 1994               1995
                                            -----------         -----------
Net sales:
  Software licenses                         $ 1,315,861         $   432,559
  Maintenance and support                       337,683             289,625
                                            -----------         -----------
     Total net sales                          1,653,544             722,184
                                            -----------         -----------

Cost of sales:
  Software licenses                              19,917               4,910
  Maintenance and support                       140,887              69,830
                                            -----------         -----------
     Total cost of sales                        160,804              74,740
                                            -----------         -----------
     Gross profit                             1,492,740             647,444
                                            -----------         -----------

Sales and marketing                             814,881           1,218,914
Research and development                        486,701             695,450
General and administrative                      140,701             305,685
                                            -----------         -----------
                                              1,442,283           2,220,049
                                            -----------         -----------

     Income (loss) before income taxes           50,457          (1,572,605)

Income tax expense (benefit)                    300,000            (360,000)
                                            -----------         -----------
Net loss                                    $  (249,543)        $(1,212,605)
                                            ===========         ===========

See accompanying notes to unaudited financial statements.

                     CONCEPTUAL DESIGN AND RENDERING SYSTEM

             OPERATIONS OF EVANS & SUTHERLAND COMPUTER CORPORATION

                            STATEMENT OF CASH FLOWS

                                  (UNAUDITED)


                                                                               Three months ended March 31,
                                                                                  1994                1995
                                                                             ------------        ------------
Cash flows from operating activities:
  Net loss                                                                   $  (249,543)       $ (1,212,605)
  Adjustments to reconcile net loss to net cash
   provided by operating activities:
     Depreciation on property and equipment                                      130,386             216,458
     Tax expense (benefit) offset to parent's equity                             300,000            (360,000)
     Change in operating assets and liabilities:
       Accounts receivable                                                    (2,031,639)            505,090
       Inventories                                                               182,049               8,613
       Prepaid expenses                                                          (18,880)            (33,291)
       Accounts payable and accrued expenses                                      80,259             139,124
       Deferred revenue                                                          516,952             111,993
                                                                             -----------         -----------

          Net cash used by operating activities                               (1,090,416)           (624,618)
                                                                             -----------         -----------

Cash used in investing activities - purchases of property and equipment         (171,318)           (142,665)
                                                                             -----------         -----------

Cash provided by financing activities - capital contribution from parent       1,261,734             767,283
                                                                             -----------         -----------

Net change in cash                                                                     -                   -

Cash at beginning of year                                                              -                   -
                                                                             -----------         -----------

Cash at end of year                                                          $         -         $         -
                                                                             ===========         ===========

See accompanying notes to unaudited financial statements.

                     CONCEPTUAL DESIGN AND RENDERING SYSTEM

             OPERATIONS OF EVANS & SUTHERLAND COMPUTER CORPORATION

                         NOTES TO FINANCIAL STATEMENTS


(1)    Basis of Presentation
       ---------------------

       The accompanying unaudited financial statements include the accounts of the Conceptual Design and Rendering System ("CDRS") Operations of Evans & Sutherland Computer Corporation (the "Parent"), and have been prepared by CDRS in accordance with generally accepted accounting principles. In the opinion of management, the accompanying unaudited financial statements contain all adjustments, consisting only of those of a normal recurring nature necessary for a fair presentation of the financial position, results of operations and cash flows of CDRS at the dates and for the periods indicated. While CDRS believes that the disclosures presented are adequate to make the information not misleading, these financial statements should be read in conjunction with the audited financial statements of CDRS for the year ended December 30, 1994 included elsewhere in this Form 8-K/A.

(2)      Subsequent Event
         ----------------

    On April 12, 1995, the Parent completed the sale of CDRS to Parametric Technology Corporation for cash consideration of approximately $34,500,000.